Filed pursuant to Rule 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Beutel Goodman Core Plus Bond Fund

(formerly AMG Managers DoubleLine Core Plus Bond Fund)

Supplement dated May 24, 2021 to the Summary Prospectus, dated May 24, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Beutel Goodman Core Plus Bond Fund (formerly AMG Managers DoubleLine Core Plus Bond Fund) (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

The Fund is currently seeking shareholder approval of the following proposals: (i) to approve a new subadvisory agreement between AMG Funds LLC and Beutel, Goodman & Company Ltd. with respect to the Fund; (ii) to approve the redesignation of the Fund’s fundamental investment objective as non-fundamental; (iii) to amend certain of the Fund’s fundamental investment restrictions; (iv) to approve an amended and restated distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended; and (v) to approve a modified “manager-of-managers” structure for the Fund (the “Proposals”).

The Summary Prospectus is amended as follows unless and until such time as shareholders approve the applicable Proposals:

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 shall read as follows:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.31%	0.31%	0.23%
Total Annual Fund Operating Expenses[1]	1.01%	0.76%	0.68%
Fee Waiver and Expense Reimbursements[2]	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1,2]	0.94%	0.69%	0.61%

[1]

Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements have been restated to remove acquired fund fees and expenses to reflect the Fund’s current principal investment strategy.

[2]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.61% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment

Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$96	$309	$546	$1,225
Class I	$70	$230	$410	$931
Class Z	$62	$205	$366	$835

The section titled “Portfolio Management – Subadviser” on page 5 shall read as follows:

Subadviser

Beutel, Goodman & Company Ltd.

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE